INHIBRX Investor Presentation Innovation Driven Outcomes Focused •

2 Presentation disclaimer This presentation of Inhibrx Biosciences, Inc. (the “Company”) contains forward-looking statements. In some cases, you can identify forward-looking statements by the words “will,” “expect,” “intend,” “plan,” “objective,” “believe,” “estimate,” “potential,” “continue” and “ongoing,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. These statements are based on management’s current beliefs and expectations. These statements include but are not limited to statements regarding the Company’s business strategy, the Company’s plans to develop and commercialize its product candidates, the safety and efficacy of the Company’s product candidates, the Company’s plans and expected timing with respect to clinical trials and regulatory filings and approvals, manufacturing matters, strength of intellectual property protection, and the size and growth potential of the markets for the Company’s product candidates, and any implication that pre-clinical data or preliminary or topline results will be representative of the results of later trials. This presentation also contains certain projections and estimates regarding the Company’s future financial performance, namely potential future revenue for certain of the Company’s product candidates. This information also constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of any future results. The assumptions and estimates underlying this estimated financial information are inherently uncertain and subject to a wide variety of significant business, economic competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. These potential financial information and other forward-looking statements involve substantial known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Additional information regarding the Company’s risks and uncertainties are described from time to time in the “Risk Factors” section of our Securities and Exchange Commission filings, including those described in our Annual Report on Form 10-K as well as our Quarterly Reports on Form 10-Q, and supplemented from time to time by our Current Reports on Form 8-K. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. The forward-looking statements in this presentation represent the Company’s views as of the date of this presentation. The Company anticipates that subsequent events and developments will cause its views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. The investigational product candidates discussed in this presentation have not been approved or licensed by the U.S. Food and Drug Administration or by any other regulatory authority, and they are not commercially available in any market. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about its industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the markets in which it operates are necessarily subject to a high degree of uncertainty and risk. The Inhibrx logo is a registered trademark of Inhibrx Biosciences, Inc. All third-party trademarks used herein are registered trademarks of their respective owners. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy securities.

3 $ Biosciences founded 2018 first IND 2020 IPO 2024 INBRX-101 acquisition by Sanofi 2010 >300 ozekibart (INBRX-109) Patients treated to date >175 INBRX-106 Patients treated to date Our mission: To discover & develop effective biologic treatments for people with life-threatening conditions Discovery Protein engineering Cell biology Translational research Chemistry Manufacturing and controls Clinical development and operations Commercial ~110 employees with an experienced leadership team 14.7M Common stock outstanding $219.5M Cash and cash equivalents 19.7M* Fully diluted outstanding Key financial highlights (as of 8/6/2026) * Includes 4.0M employee and BOD option reserve and approximately 1M pre-funded warrants and 0.2M warrants outstanding In-house expertise

Near term expected milestones

2H 2026

INBRX-106 ☑
Data for randomized, first line HNSCC (INBRX-106/ Pembro vs. Pembro) HexAgon study

INBRX-106
Expansion of Phase 2 portion of HexAgon study

Ozekibart (INBRX-109)
Plan to meet with FDA to discuss 1L CRC registrational trial design and potential accelerated regulatory pathway for 4L CRC

1H 2027

Ozekibart (INBRX-109)
Interim data from combination cohorts in CRC

Ozekibart (INBRX-109)
Potential approval and first commercial launch of ozekibart for the treatment of metastatic or unresectable chondrosarcoma

INBRX-106
Interim data from perioperative NSCLC study

2H 2027

INBRX-106
Data from expansion of Phase 2 HexAgon study

INBRX-106
Initiation of Phase 3 portion of HexAgon study

INHIBRx

4

INBRX-106 Boosting PD-1 efficacy through next-generation hexavalent OX40 agonism

INBRX-106 executive summary

INBRX-106

INBRX-106 is the first clinically active OX40 agonist and T-cell costimulatory therapy

Combination with pembro demonstrates superiority to pembro mono in 1LR/M HNSCC

- ORR: 48.3% vs 26.5%
- Depth of Response
- CR Rate: 13.8% vs 0%
- PFS: 9.6 months vs 4.9 months
- PFS6 Improvement: (72.4% vs. 42.8%)
- These data are supported by superior t-cell proliferation (up to 15-fold increase) and activation (up to 4-fold increase) vs pembrolizumab alone

Potentially practice-changing efficacy profile in HPV+ patients

- ORR: 80% vs 33%
- CR Rate: 30% vs 0%
- PFS Data: NR vs 4.6 months
- PFS6 Rate: 90% vs 33%
- Expansion of Phase 2 to include 50 additional HPV+ patients may serve as potential path to accelerated approval by end of '28/early '29. HPV+ HNSCC is an open $4B+ market

Large expansion opportunity in highly immunogenic tumors

- Bladder, NSCLC, Melanoma, MSI High/TMB High, TNBC present $50B+ commercial opportunity
- Ongoing neoadjuvant lung cancer study serves as proof of concept for broad expandability with pembrolizumab across highly immunogenic tumors

Potential for new paradigm of treatment with cancer vaccines

- Potential $50B+ market
- HPV+ HNSCC data and over 20 years of academic research support the strong mechanistic rationale of INBRX-106 +cancer vaccines (OX40 agonism potency when foreign antigen is presented)

INHIBRX

6

OX40 agonism enhances anti-tumor T cell activity in combo with PD-1 blockade

INBRX-106

T-cell activation critical steps:

The ignition
Signal 1: TCR tumor antigen recognition

Patients must have an immune response to their tumor(s) for signal 2 and check point inhibition to be impactful

The accelerator
Signal 2: OX40 T-cell co-stimulation

OX40 agonism enhances proliferation, survival and memory formation for tumor specific T-cells

The brake
Check point inhibition

PD-1 signaling (in T-cells) activated via PD-L1 expressed in APCs and tumor cells dampens signal 1 and 2. PD-1 inhibition is necessary to remove this brake

INBRX-106 is designed to:

- ✓ Supercharge the immune system against the tumors [1-4]
- ✓ Reverse immune suppression [1-4]
- ✓ **Complement checkpoint inhibitors** (anti-PD-1/PD-L1), enhancing activity

Optimized T cell activation by OX40 agonism and PD-1 blockade


(Pembro)
anti-PD1
PD-1
PD-L1
T cell
Cancer Cell
OX40
INBRX-106

T cell activation restored/enhanced

Synergistic Tumor destruction via INBRX-106 and Pembro


(Pembro)
anti-PD1
PD-1
PD-L1
T cell
Cancer Cell
OX40
INBRX-106

Dual Immunotherapy:
Releasing the Brakes and Stepping on the Gas

(1) Croft. Ann Rev Immunol 2010. (2) Salek-Ardakani, Curr Imunol Rev 2006. (3) Weinberg, Immunol Rev 2011. (4) Piconese, J Exp Med 2008

INHIBRX 8

9 INBRX-106 0 500 1000 1500 2000 2500 0.01 1 100 10000 M ea n Va lu e Conc AB (ng/ml) Bivalent OX40 Agonist (Roche Analog) Hexavalent INBRX-106 Underwhelming activity among the 1st generation of bivalent OX40 therapeutics leads to INBRX-106 hexavalent OX40 JITC Providence Publication Hyper- clustering Hexavalent Simultaneously engages multiple OX40s to drive more potent clustering/signaling Receptor hyperclustering enables more efficient co-stimulation of OX40 (key for OX40 low expressing cells such as CD8 + T-cells) Bivalent OX40 Agonists Insufficient T-cell activation Suboptimal target engagement Bivalent IgG formats fail to drive high-order OX40 clustering required for co-stimulatory signaling Weak clustering impairs signaling and stalls proliferation Limitations of bivalent attempts Hexavalent OX40 Agonist Advantages of INBRX-106 format High-order OX40 clustering leads to stronger signal potency IN BR X- 10 6 Bi va le nt AF647 detection OverlayGFP high-order OX40 clustering low-order OX40 clustering *Holay et al. Journal for Immunotherapy of Cancer 2025 High-order OX40 clustering by INBRX-106 Low-order OX40 clustering by bivalent OX40 agonist Next Generation

INBRX-106

Initial Study Design of HexAgon: Seamless Phase 2/3 study in 1L R/M HNSCC with PD-L1 CPS ≥20

Head-to-head study serves as proof of concept, validating INBRX-106

Phase 2, Open label

Key inclusion criteria:

R/M HNSCC

PD-L1 CPS ≥20

HPV status confirmed

No prior systemic Tx for R/M HNSCC

R 1:1

INBRX-106 + Pembro

Pembro

Primary Criteria:

ORR

Secondary Criteria:

+ DOR
+ CBR
+ PFS_{6m}
+ Safety

Phase 3, Double blind

R 1:1

INBRX-106 + Pembro

Pembro

Survival Follow-up

Co-primary endpoint:

PFS and OS

Secondary endpoints:

ORR, DOR, CBR, TTCx, safety, PROs

Original Goals of HexAgon-HN Design

- ❑ - Contribution of components - Randomized add-on (106 + pembro vs pembro) cleanly isolates the benefit added by 106, aligns with regulatory expectations
- ❑ - Seamless Phase 2/3- fastest path to market

Randomization stratified by: *Disease status (locoregional advanced vs metastatic), HPV status (positive vs negative), ECOG PS (0 vs 1). In KEYNOTE-048, pembrolizumab achieved an ORR of 23.3% in the PD-L1 CPS ≥ 20 HNSCC population*

Clinicaltrials.gov (NCT06295731). Protocol version 1.0; January 31, 2024. INBRX-106 to be administered every 3 weeks. Pembro 200 mg to be administered every 3 weeks. 1L, first line; CBR, clinical benefit rate; cORR, confirmed objective response rate; CPS, combined positive score; DOR, duration of response; ECOG PS, Eastern Cooperative Oncology Group performance status; HNSCC, head and neck squamous cell carcinoma; HPV, human papillomavirus; OS, overall survival; PD-L1, programmed cell death 1 ligand 1; pembro, pembrolizumab; PFS, progression-free survival; PFS6mo, progression-free survival rate at 6 months; PRO, patient-reported outcome; R, randomization; R/M, recurrent/metastatic; TTCx, time to chemotherapy; Tx, treatment.

INHIBRX 10

11 INBRX-106Baseline characteristics Baseline characteristics (randomized population)* 106 + Pembro N=33 Pembro N=35 Total N=68 Median age, y (min, max) 62.0 (35, 80) 66.0 (44, 89) 64.5 (35, 89) Age ≥65y, n (%) 13 (39.4) 21 (60.0) 34 (50.0) Male, n (%) 30 (90.9) 28 (80.0) 58 (85.3) ECOG PS 1, n (%) 17 (51.5) 18 (51.4) 35 (51.5) Distant metastatic disease, n (%) 18 (54.5) 21 (60.0) 39 (57.4) HPV positive, n (%) 10 (30.3) 9 (25.7) 19 (27.9) PD-L1 CPS ≥50, n (%) 24 (72.7) 23 (65.7) 47 (69.1) Prior systemic therapy, n (%)** 21 (63.6) 19 (54.3) 40 (58.8) Arms overall well-balanced *Median follow-up: 8.02 months (INBRX-106 + Pembrolizumab) vs. 6.31 months (Pembrolizumab). ** Systemic therapy received in the curative setting

12 INBRX-106 Most common TRAEs 106+Pembro All 106+Pembro ≥G3 Pembro All Pembro ≥G3 Rash maculo-papular 10 (32.3) 3 (9.7) 4 (11.8) 0 Rash 10 (32.3) 1 (3.2) 0 0 Fatigue 9 (29.0) 1 (3.2) 4 (11.8) 1 (2.9) Diarrhea 9 (29.0) 3 (9.7) 2 (5.9) 0 ALT increased 8 (25.8) 2 (6.5) 3 (8.8) 1 (2.9) AST increased 7 (22.6) 1 (3.2) 3 (8.8) 1 (2.9) Infusion related reactions 7 (22.6) 1 (3.2) 0 0 Safety & tolerability *Safety population = patients who at least received one dose of study treatment **Data comparison of HexAgon to KN-048 is not from head-to-head study; cross-trial comparisons are limited by differences in study designs, populations, regimens and follow-up The most frequent related adverse events are rash, fatigue, and diarrhea which were mostly grade 1 and 2 Overall safety — HexAgon-HN vs published KEYNOTE-048 pembrolizumab-monotherapy arm** Patients with ≥1, n (%) (safety population)* INBRX-106 + Pembro N=31 Pembro (HexAgon) N=34 KN-048 Pembro mono N=300 TEAE, any grade 31 (100) 29 (85.3) 290 (96.7) SAE, any grade 12 (38.7) 12 (35.3) 123 (41.0) Grade ≥3 AE, any/related 18 (58.1) / 15 (48.4) 16 (47.1) / 4 (11.8) 164 (55) Grade 5 AE 0 2 (5.9) 25 (8) Tx discontinuation 11 (35.5) 5 (14.7) 15 (5.0) Most common TRAEs in HexAgon-HN ≥20%

13 INBRX-106Discontinuation due to AE did not compromise antitumor activity in the combination arm *One additional patient discontinued due to AE in the combo arm but withdrew consent after discontinuation therefore not reflected in the graph. INBRX-106 + Pembrolizumab (n=10* discontinued for AE) Pembrolizumab alone (n=5 discontinued for AE) At least 9/10 (90%) Remained progression-free after discontinuing for an AE (INBRX-106 + pembrolizumab) 0/5 (0%) Remained progression-free after discontinuing for an AE (Pembrolizumab alone) Best response: ■ CR ■ PR ■ SD ★ Ongoing, progression-free ✕ Progressive disease/died ○ Censored Darker segment = time on treatment before AE-related discontinuation. Lighter segment = subsequent follow-up off treatment. ✕ ✕ ★ ✕ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 ○ ○ ○ ✕ ✕ 0 2 4 6 8 10 12 14 16 18 20

INBRX-106+pembro drives up to 15-fold change in proliferation and up to 4-fold change in activation of T-cells vs. pembro mono

INBRX-106

HexAgon Phase 2 – 1L HNSCC



Proliferation
Activation
CD4+ T cells
CD8+ T cells
Max Fold Change from Baseline – % of Activated Memory Cells
25
20
15
10
5
0
5
4
3
2
1
0
Pembro
INBRX-106 +Pembro

- INBRX-106 is the key driver of T-cell activity in the combination group
- INBRX-106 drives up to 15-fold change increase in proliferation and up to 4-fold change increase in activation of T-cells
- Clear validation of INBRX-106 as a potent T-cell co-activator

Data cutoff date: April 2, 2026. RP2D (recommended phase 2 dose) for combination is 0.1 mpk of INBRX-106. Data is representative of Hexagon U.S. cohorts only (9 Pembro and 13 Combo patients). Data represented as Mean ±SEM.

INHIBRX

14

15 INBRX-106Primary endpoint: Addition of INBRX-106 to pembro improves cORR Best % change in target lesion sum of diameters from baseline, RECIST v1.1. cORR = confirmed CR/PR on 2 consecutive occasions ≥4 weeks apart. Data from ongoing DB - CCOD 19 Aug 2026 * Evaluable population = Patients who have at least one post-baseline scan or have died or progressed INBRX-106 + Pembrolizumab Pembrolizumab ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ -100 -80 -60 -40 -20 0 20 40 ★ ★ ★ ★ ★ ★ ★ ★ -100 -80 -60 -40 -20 0 20 40 ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 48.3% cORR — INBRX-106 + Pembro (n=29*) 95% CI 29.4–67.5 26.5% cORR — Pembro (n=34*) 95% CI 12.9–44.4 Δ +21.8 points Difference in cORR favoring INBRX-106 + Pembro

16 INBRX-106INBRX-106 improves overall durability & PFS across all patients *Median PFS still maturing; CCOD 19 Aug 2026 Bars show months of PFS follow-up, ranked longest to shortest, colored by best overall response. Data from ongoing DB - CCOD 19 Aug 2026. Note: Survival estimates are calculated using the Kaplan-Meier method. INBRX-106 + Pembrolizumab Pembrolizumab ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 72.4% PFS at 6 months — INBRX-106 + Pembro 42.8% PFS at 6 months — Pembrolizumab ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 ★ ★ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 9.6 mo* Median PFS 4.9 mo Median PFS

17 INBRX-106Improved response & duration observed in HPV-negative patients *Median PFS still maturing; CCOD 19 Aug 2026. Note: Survival estimates are calculated using the Kaplan-Meier method. INBRX-106 + Pembrolizumab, HPV-negative Pembrolizumab, HPV-negative ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 7.5 mo* Median PFS 5.1 mo Median PFS 63.2% PFS at 6 months, HPV-negative 31.6% cORR, HPV-negative (n=19) 46.8% PFS at 6 months, HPV-negative 24.0% cORR, HPV-negative (n=25) ★ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20

18 INBRX-106Increased benefit was observed in HPV+ patients Best % change in target lesion sum of diameters from baseline INBRX-106 + Pembrolizumab, HPV+ Pembrolizumab, HPV+ ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 80.0% cORR, HPV+ INBRX-106 + pembro (n=10) 95% CI 44.4–97.5 33.3% cORR, HPV+ Pembrolizumab (n=9) 95% CI 7.5–70.1 Δ +46.7 points Difference in cORR, HPV+ INBRX-106+pembro vs. pembro mono 95% CI –2.7, 80.3 ★ ★ ★ ★ ★ ★ ★ ★ -110 -90 -70 -50 -30 -10 10 30 50 ★ ★ ★ -100 -80 -60 -40 -20 0 20 40

19 INBRX-106 ★ ★ ★ ★ ★ ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 ★ ★ ★ 0 2 4 6 8 10 12 14 16 18 20 Enhanced durability & PFS observed in HPV+ patients *Median PFS still maturing; CCOD 19 Aug 2026. Bars show months of PFS follow-up, ranked longest to shortest, colored by best overall response. Data from ongoing DB - CCOD 19 Aug 2026. Note: Survival estimates are calculated using the Kaplan-Meier method. INBRX-106 + Pembrolizumab Pembrolizumab ■ CR ■ PR ■ SD ■ PD ★ Ongoing, progression-free 90% PFS at 6 months, HPV+ INBRX-106 + Pembro 33% PFS at 6 months, HPV+ Pembrolizumab Not reached* Median PFS 4.6 mo Median PFS

The HPV+ signal is what the INBRX-106 mechanism predicts

INBRX-106

Compelling Clinical Activity

80% vs 33%	90% vs 33%
cORR, HPV+ (106+Pembro vs Pembro)	PFS6, HPV+ (106+Pembro vs Pembro)

Up to a 15-fold increase in peripheral CD8⁺/CD4⁺ T-cell proliferation and up to a 4-fold increase in activation (HexAgon-HN, interim Ph2) over ~2-fold pembrolizumab alone.

- HPV-driven tumors express viral E6/E7 neoantigens; these are foreign, high-quality targets that OX40 co-stimulation (INBRX-106's MoA) amplifies.
- The enhanced results observed in HPV+ HNSCC are consistent with the expected underlying biology.

Sound, mechanistic rationale

Foreign viral antigen (E6/E7) driving a strong Signal 1, activated by OX40 co-stimulation on antigen-experienced T-cells

High unmet need

Attractive commercial opportunity: Potentially first dedicated HPV+ approval, differentiated from EGFR bispecifics (active mainly in HPV negative)

Potential for fast revenue realization

Profound response-rate difference supports a potentially accelerated path to market

Opportunity to own HPV+ market

INHIBRX 20

Expansion of Phase 2 HexAgon-HN with potential for an accelerated path to market in HPV+

INBRX-106

The new study amendment adds an additional 50 HPV+ patients to the existing HexAgon design

Phase 2 (additional 50 HPV+)
Open label

Key inclusion criteria:
R/M HNSCC
HPV+ OPSCC
PD-L1 CPS≥1

R 1:1
- INBRX-106 + Pembro
- Pembro

Phase 3 (n=TBD)
Double blind, seamless

R 1:1
- INBRX-106 + Pembro
- Pembro

Opens the door to possibilities for accelerated development

Potential for breakthrough therapy designation

Potential, based on preliminary signal magnitude in a serious, unmet-need indication

Potential for accelerated approval

Potential accelerated path by end of 2028/ early 2029 based on ORR as a surrogate likely to predict long-term clinical benefit (PFS & OS), and established precedent with petosemtamab and ficerafusp alfa

Phase 3: confirmatory

Already part of the seamless design: serves as the confirmatory study for full approval

INHIBRX

21

Rationale for expanding HPV+ enrollment to PD-L1 CPS≥1

INBRX-106

All Phase 2a patients both HPV+ and HPV-negative were enrolled at PD-L1 CPS≥20

- PD-L1 expression was therefore held constant across the two subgroups and despite this the increase in response rates with the combination was much greater in the HPV+
- If CPS>20 was the driver you would see similar increase in ORR independently of HPV status
- If INBRX-106's HPV+ benefit is driven by antigen availability rather than PD-L1 level, lowering to CPS>1 should not impact the ability of OX-40 to amplify the tumor response

	Pembrolizumab alone	+ INBRX-106
HPV+ cORR	33.3% (3/9)	80.0% (8/10)
HPV-negative cORR	24.0% (6/25)	31.6% (6/19)

Working hypothesis

This data reflects the distinct immunogenic biology of HPV-driven tumors, (viral E6/E7 oncoproteins provide a foreign), recognizable antigen source for OX40 to amplify rather than a PD-1-pathway-sensitivity effect.

Validation

The Phase 2b expansion: HPV+ OPSCC patients across CPS≥1, stratified by CPS (1–19 vs ≥20) is designed to test this directly and prospectively.

Mandal R, et al. JCI Insight. 2016;1(17):e89829. Burtness B, et al. Lancet. 2019;394(10212):1915-1928.

INHIBRX

22

Set to pursue a breakthrough pathway in 1L R/M HPV+ CPS ≥1 HNSCC

~$4B+ U.S. market opportunity including stage I-III setting

INBRX-106

Rapidly Growing Market

↑ 2.6%

US Annual Growth in HPV+

~30,000
2029 US Incidence (De Novo Stage I-IV + Recurrent) HPV+ HNSCC Patients in the US

US Epidemiology Estimates

~8,000 Stage I-III Surgical	~16,000 Stage I-III Non-Surgical	~6,000 1L R/M

Valuation Drivers

Driver	Description
High morbidities in current therapies	Clinicians actively seeking de-escalation therapy in HPV+. Significant radiation- and surgery-related morbidities — e.g., impaired speech, feeding tube
High share; higher systemic usage	Significant unmet need for a therapy specifically studied in the HPV+ population; where current EGFR bi-specifics do not perform well
Premium pricing	Ground-breaking results and limited patient population would provide opportunity for premium pricing. Premium priced therapies currently on guidelines
Long duration	High response rate, and deep and durable responses on INBRX-106 point to longer duration on therapy

US Sales Potential

Stage I-III Surgical	Stage I-III Non-Surgical	1L R/M
~$1B	~$2B	~$1B

Source: SEER Explorer, CDC, Clarivate Disease Landscape Report

INHIBRx

23

INBRX-106: multiple attractive expansion opportunities

INBRX-106

Increased opportunity for OX40 agonism due to increased ongoing antigen-driven T-Cell stimulation

	Highly Immunogenic Tumors	Virally Antigen-Driven	Individualized Neoantigen Cancer Vaccines
	• NSCLC • Melanoma • Renal Cell Carcinoma • TNBC • Bladder • MSI-H / dMMR • TMB-High	• HPV+ H&N • HPV+ beyond H&N (e.g., Anus/ Rectum, Cervix, Vagina, Vulva, Penis) • Non-HPV, commonly reported virally-linked cancers: EBV, HBV, HCB, HTL1-1, HHV-8	**Major Ph 2/3 programs:** • Moderna/Merck: (V940): Melanoma, NMIBC, NSCLC • BioNTech/Genentech (Autogene Cevumeran): CRC, PDAC
WW Market Opportunity:	$50 B+[1]	$15 B+[2]	$50 B+[3]
Ongoing studies & development plan	Ongoing clinical trial in peri-operative NSCLC and IST in peri-operative TNBC serves as fast proof of concept for broad expandability to other immunogenic tumors	Expand Phase 2 portion of HexAgon-HN trial to increase HPV+ patients for potential accelerated approval	Seek potential combinations with individualized neoantigen cancer vaccines

Highest impact expected in early stage disease

Source: 1. Evaluate estimates for PD-1s projected to 2031 based on 2025-2027 growth rates (market size independent of biosimilar entry). 2. Virally antigen estimated based at 3x HPV based on topline epidemiology from CDC or IARC (de Martel) projected WW. 3. Company estimate, full impact of V940 data release 8/19/26 not yet propagated through reports.

INHIBRX

24

Highly immunogenic tumors, peri-operative NSCLC expansion: pCR is a fast, validated readout of long-term benefit

INBRX-106

- Pathologic complete response (pCR) at surgery:
  - Available in months, not years
  - Highly correlated with improved survival and can generate a second, independent proof-of-activity signal well ahead of any survival endpoint
- pCR in peri-operative NSCLC opens a multibillion-dollar market opportunity and will serve as proof of concept for expandability to other highly immunogenic tumors, broadening the platform thesis beyond HNSCC

KEYNOTE-671

0.58
Event-free survival HR (95% CI 0.46–0.72)[1]

18.1%
Pathologic complete response Pembro+chemo

Neoadjuvant study – Ongoing Ph1/2 study expected to read-out by mid-2027

Participants (N~40)
Stage II–IIIB NSCLC, ECOG 0–1, surgical candidates

→ **Neoadjuvant (4 cycles)**: Platin doublet + pembro + INBRX-106

→ **Surgery**

→ **Adjuvant (13 cycles)**: Pembro + INBRX-106

Primary endpoints
+ pCR
+ Safety

1. Wakelee et al., KEYNOTE-671, N Engl J Med 2023

INHIBRX

25

INBRX-106 HPV+ ORR data and 20+ years of academic research[1] support synergy of OX40 agonism and potential vaccine effectiveness

INBRX-106



Signal 1
Vaccines provide tumor-driven antigens that T-Cells recognize
Signal 2
Anti-Tumor OX40 +T-cell is highly responsive to OX40 agonism
+
INBRX-106 Hexavalent agonist antibody ± anti-PD-1 checkpoint release
OX40 T-cell co-activation
Stronger CD4 Th1 / effector-memory responses
Stronger CD8 effector-memory responses
Germinal Center
Tfh-B cell help
Improved antibody response
Enhanced anti-tumor activity

- Extensive preclinical evidence: OX40 agonism enhances vaccine efficacy/anti-tumor activity
- INBRX-106 HPV+ **HNSCC** high ORR validates that OX40 co-stimulation amplifies immunity response to APC-presented antigen
- **mRNA vaccine recreates HPV+ like tumor antigenicity by design**

1. Appendix includes a curated set of 18 high impact publications

INHIBRX

26

Combinability may enable INBRX-106 to capitalize on recent breakthrough of individualized neoantigen cancer vaccines

INBRX-106

IPV* Clinical validation

Moderna's V940 (intismeran autogene) + pembrolizumab has established clinical validation in adjuvant melanoma

Phase 2

0.51	0.38
RFS hazard ratio	DMFS hazard ratio

- Favorable exploratory OS trend
- Phase 3 positive top-line readout created $25B+ market value overnight

INBRX-106 POC validation

In-patient T-cell Co-stim: CD8+ prolif. (fold ↑)



INBRX-106 + pembrolizumab
15×
Pembrolizumab
2×

Clinical PoC: HPV+ OPC — ORR



INBRX-106 + pembrolizumab
~80%
Pembrolizumab
33%

- Chronic MHC-presented HPV antigen sustains an OX40+ T-cell phenotype a personalized vaccine can recreate
- Strong Preclinical Evidence: OX40 agonism-vaccine synergy. Antigen specific T-cell expansion, survival, memory, humoral response

Individualized vaccine
Primes neoantigen-specific T cells

Strategic opportunity

Inhibrx-106 OX40 agonism
Amplifies T-cell antigenic response expansion and durability

Potential best-in-class outcomes

IPV-Individualized Patient Vaccine

INHIBRX

27

INBRX-106 conclusion

INBRX-106

INBRX-106 is the first clinically active OX40 agonist and T-cell costimulatory therapy

Combination with pembro demonstrates superiority to pembro mono in 1LR/M HNSCC

- ORR: 48.3% vs 26.5%
- Depth of Response
- CR Rate: 13.8% vs 0%
- PFS: 9.6 months vs 4.9 months
- PFS6 Improvement: (72.4% vs. 42.8%)
- These data are supported by superior t-cell proliferation (up to 15-fold increase) and activation (up to 4-fold increase) vs pembrolizumab alone

Potentially practice-changing efficacy profile in HPV+ patients

- ORR: 80% vs 33%
- CR Rate: 30% vs 0%
- PFS Data: NR vs 4.6 months
- PFS6 Rate: 90% vs 33%
- Expansion of Phase 2 to include 50 additional HPV+ patients may serve as potential path to accelerated approval by end of '28/early '29. HPV+ HNSCC is an open $4B+ market

Large expansion opportunity in highly immunogenic tumors

- Bladder, NSCLC, Melanoma, MSI High/TMB High, TNBC present $50B+ commercial opportunity
- Ongoing neoadjuvant lung cancer study serves as proof of concept for broad expandability with pembrolizumab across highly immunogenic tumors

Potential for new paradigm of treatment with cancer vaccines

- Potential $50B+ market
- HPV+ HNSCC data and over 20 years of academic research support the strong mechanistic rationale of INBRX-106 +cancer vaccines (OX40 agonism potency when foreign antigen is presented)

INHIBRX

28

P R OP R IE TAR Y AN D C ON FID E N TI A L; N OT FOR D IS TR IB U TION 106 Appendix

OX40 agonism enhances vaccine efficacy: broadly supported in scientific literature for 20+ years

INBRX-106

18 selected preclinical studies spanning protein, DNA/viral-vector, whole-cell and RNA vaccine platforms, plus first-in-human proof of biology

Foundational mechanism & platforms

1. **Gramaglia 2001 · J Immunol · PMID 11739496**
Soluble antigen vaccine: ~10× antibody titers and durable CD4 memory.
2. **Laderach 2004 · Immunology · PMID 15270726**
DNA prime / poxvirus boost: higher CD4 responses; +4-1BB further raises CD8.
3. **Ruby 2007 · Eur J Immunol · PMID 17183611**
Greater CD8 memory survival and recall — durability, not just expansion.
4. **Redmond 2007 · J Immunol · PMID 18025166**
Restores CD8 effector function and granzyme B after antigen priming.
5. **Sanchez 2012 · PMID 22186790**
Adenovirus vaccine + OX40: improved protection against viral challenge.
6. **Welten 2017 · PMID 28265272**
Peptide booster vs MCMV: stronger CD4/CD8 responses; lower viral titers.

Therapeutic cancer vaccines

7. **Murata 2006 · J Immunol · PMID 16393983**
GM-CSF whole-cell vaccine: overcomes CD8 tolerance to endogenous tumor antigen.
8. **Murphy 2012 · Clin Cancer Res · PMID 22781551**
Glioma lysate + Fc-OX40L: ~50–100% cures with rechallenge protection.
9. **Murphy / Fecci 2013 · PMID 24293627**
Same regimen; regression dependent on CD4 T, NK and B cells.
10. **Linch 2016 · PMID 26729864**
HER2 DC-targeted vaccine + αOX40/αCTLA-4: reverses anergy, improves survival.
11. **Jahan 2018 · Neuro-Oncology · PMID 29016879**
GVAX + αOX40 in glioma: median survival 22 → 36 days; better CD8:Treg balance.
12. **Jahan 2019 · PMID 31069135**
GVAX + αPD-1 + αOX40: long-term survival in all treated mice.

Cancer (cont.) & RNA-era platforms

13. **Peng 2019 · Clin Cancer Res · PMID 31371342**
gp100 peptide / DC vaccination: greater antigen-specific CD8 expansion and memory.
14. **Du 2022 · J Cancer Res Clin Oncol · PMID 35748951**
Whole-cell vaccine + CpG/αOX40/cGAMP: slower growth, more intratumoral T cells.
15. **Sun 2023 · J Transl Med · PMID 37700338**
In-situ vaccine (radiation + CpG + OX40): local and abscopal tumor control.
16. **Li 2020 · Vaccines · PMID 32210183**
Rabies vector expressing OX40L: more Tfh and germinal-center B cells.
17. **Duhen 2022 · Front Immunol · PMID 36238275**
SARS-CoV-2 protein and saRNA vaccines: higher, longer-lasting antibody and CD4/CD8 responses.
18. **Lu 2025 · JCI Insight · PMID 40178907**
Zika saRNA + OX40/4-1BB: immunity extended to day 84; lower viral load on delayed challenge.

19. **HUMAN PROOF OF BIOLOGY** Curti / Weinberg 2013, Cancer Research (first-in-human OX40 agonist study): patients receiving reporter-antigen immunizations showed increased T-cell and B-cell responses to the vaccine antigens — direct clinical evidence that pharmacologic OX40 agonism augments vaccine responses.

INHIBRX

30

Ozekibart (INBRX-109) Selectively inducing apoptosis in tumor cells through tetravalent DR5 agonism

32 INBRX-109 Unprecedented data in chondrosarcoma Ozekibart (INBRX-109) chondrosarcoma registrational trial results Primary endpoint met: • HR= 0.479; (95% CI: 0.33, 0.68); P<0.0001 (52% reduction in the risk of disease progression or death) • More than doubling median PFS to 5.52 months compared to 2.66 months for placebo • Ozekibart’s benefit was consistent across all pre-specified subgroups Secondary endpoint: • Disease control rate (54% vs 27.5%) Patients: Conventional chondrosarcoma, Grades 2 and 3, unresectable or metastatic Ozekibart (INBRX-109) Placebo Regulatory momentum Orphan designations (FDA & EMA) and Fast track (FDA) Improved disease control rate 54% vs 27.5% Median PFS more than doubled 5.52 months vs 2.66 months 52% reduction in progression or death HR 0.479; P < 0.0001 Every three weeks N=137 Every three weeks N=69 R 2:1 Randomization stratified by line of therapy, Grade and IDH1/2 mutation status

33 INBRX-109 Primary endpoint: progression-free survival by CIRR (a) Per RECIST, v1.1. (b) CI was calculated using Clopper-Pearson exact method, which does not take stratification factors into consideration. (c) A Cochran-Mantel-Haenszel test stratified by randomization stratification factors to adjust for possible confounding effects of the stratification factors was used to calculate the P value. (d) The BOR was NE in 7 patients who received ozekibart and 2 who received placebo due to no available postbaseline scans. (e) The study inclusion criteria of measurable disease according to RECIST (and progression within 6 months) was evaluated using the investigator assessment of tumor images only; confirmation of the investigator’s assessment by the central reader was not required. Due to differences in lesion selection and/or lesion measurements upon central review, 4 patients did not have measurable target lesions per central reader. These patients were followed for disease progression based on non- target disease; thus, the target lesion response was considered NE by the central reader, and only the non-CR/non-PD designation could be selected for SD in these 4 patients. Data cutoff date: September 30, 2025. Crosses indicate censored patients. Data from the double-blind period of the study are presented. CIRR, central independent radiology review; HR, hazard ratio; mPFS, median PFS; PFS, progression-free survival. Ozekibart significantly prolonged mPFS vs placebo and led to a 52% reduction in the risk of disease progression or death Time, months 3 months 6 months 12 months 0 5 10 15 20 25 30 35 0.0 0.2 0.4 0.6 0.8 1.0 Pr ob ab ili ty o f P FS Placebo 40.9% 16.9% 9.7% Ozekibart 70.1% 21.7% 47.2% No. at risk: Ozekibart 137 56 24 11 4 2 2 0 Placebo 69 16 2 1 0 0 0 0 Ozekibart N=137 Placebo N=69 Primary Efficacy Endpoint Events / Censored, n (%) 94 (68.6) / 43 (31.4) 55 (79.7) / 14 (20.3) mPFS, months 5.52 2.66 Stratified HR (95.02% CI) 0.479 (0.335–0.684) Log-rank P value <0.0001 Disease Control Rate by CIRR DCR, n (%)d 74 (54.0) 19 (27.5) 95% CIe 45.3–62.6 17.5–39.6 Percentage point difference (95% CI) 25.9 (11.7–38.3) P < .001f

34 INBRX-109 IDH mutation status Wild type Mutant Prior treatment Yes No Histologic grade at entry 2 3 Disease status at entry Metastatic Nonmetastatic unresectable Region US Outside of US Age <65 years ≥65 years Sex Male Female Race White Other BMI <30 kg/m2 ≥30 kg/m2 ECOG PS 0 1 Progression-free survival by CIRR: subgroup analyses Data cutoff date: September 30, 2025. a N values represent the number of patients with available data for each parameter. BMI, body mass index; CIRR, central independent radiology review; ECOG PS, Eastern Cooperative Oncology Group performance status; HR, hazard ratio; CI, confidence interval; IDH, isocitrate dehydrogenase; mPFS, median progression-free survival. PFS benefit was consistent across key prespecified subgroups, including IDH mutation status & prior therapy favors Ozekibart 0 1 2 3 Ozekibart Placebo Events, n/Na mPFS, mo Events, n/Na mPFS, mo HR (95% CI) 65/93 5.5 38/47 2.7 0.493 (0.324-0.750) 29/44 5.5 17/22 2.3 0.442 (0.224-0.871) 38/58 5.3 21/28 2.7 0.546 (0.307-0.971) 56/79 7.4 34/41 2.7 0.441 (0.280-0.693) 65/96 7.2 36/48 2.7 0.485 (0.316-0.747) 29/41 5.3 19/21 1.4 0.464 (0.246-0.875) 87/122 5.5 47/56 1.5 0.424 (0.288-0.624) 7/15 5.5 8/13 5.4 0.675 (0.199-2.286) 42/65 7.6 24/32 2.0 0.517 (0.288-0.928) 52/72 4.3 31/37 2.7 0.524 (0.316-0.870) 68/104 7.4 40/52 2.6 0.398 (0.257-0.615) 26/33 5.3 15/17 2.7 0.476 (0.217-1.047) 69/96 5.4 37/42 2.7 0.545 (0.353-0.840) 25/41 7.6 18/27 2.6 0.270 (0.123-0.592) 75/114 5.5 38/47 2.7 0.546 (0.358-0.835) 19/23 7.4 17/22 2.7 0.348 (0.148-0.818) 76/112 5.6 43/53 2.6 0.499 (0.333-0.747) 18/25 4.3 12/16 2.7 0.472 (0.156-1.423) 33/51 7.6 23/29 2.7 0.404 (0.215-0.758) 60/85 5.5 32/39 2.7 0.515 (0.319-0.830)

35 INBRX-109 Double-blind period Ozekibart N=136 Placebo N=67 Patients with ≥1 AE (including unrelated AEs), n (%) 129 (94.9) 62 (92.5) Grade ≥3 53 (39.0) 17 (25.4) SAE 38 (27.9) 12 (17.9) HAE 21 (15.4) 9 (13.4) Resulting in death 5 (3.7) 1 (1.5) Patients with ≥1 treatment-related AE, n (%) 77 (56.6) 32 (47.8) Grade ≥3 14 (10.3) 1 (1.5) SAE 8 (5.9) 0 HAE 16 (11.8) 3 (4.5) Leading to interruption of study drug 8 (5.9) 2 (3.0) Leading to discontinuation of study drug 4 (2.9) 0 Resulting in death 1 (0.7) 0 Overall safety data Data cutoff date: September 30, 2025. AE, adverse event; HAE, hepatic adverse event; SAE, serious adverse event. HAEs included alanine aminotransferase increased, aspartate aminotransferase increased, bile duct stone, bilirubin conjugated increased, blood alkaline phosphatase increased, blood bilirubin increased, feces discolored, gamma-glutamyl transferase increased, hepatic failure, hyperbilirubinemia, hypertransaminasemia, and liver disorder.

Initial data from Phase 1/2 colorectal adenocarcinoma in combination with FOLFIRI

INBRX-109

Key inclusion criteria

- LA/M, unresectable, R/R colorectal adenocarcinoma
- Aged 18 to <85 years
- 2-3 prior lines of systemic therapy

CRC 3-4L with FOLFIRI

N=50

Ozekibart 3 mg/kg + FOLFIRI
(FU, 2400 mg/m^2;
leucovorin, 400 mg/m^2;
IRI, 180 mg/m^2)

Safety: well-tolerated with the most common treatment-related adverse events to include diarrhea, fatigue, and nausea with the majority being low-grade and consistent with the known safety profile of FOLFIRI.

68% of patients presented with liver metastases prior to treatment and no significant liver toxicity issues were observed in these patients.

45 patients evaluable for response

~70% are **4th line** & ~30% are **3rd line**

~80% have received prior IRI-containing regiment

87% Disease control rate was 87% as measured by RECISTv1.1

20% Objective response rate was 20% as measured by RECISTv1.1

5.5 Median progression free survival was 5.5 months

42% 42% of patients remained progression-free at the 6-month mark

Data cutoff: April 10, 2026.

INHIBRX

36

37 INBRX-109 Data cutoff: April 10, 2026. CR, complete response; PD, progressive disease; PR, partial response; SD, stable disease; NA, censored. Phase 1/2 colorectal adenocarcinoma in combination with FOLFIRI Months CR PR SD PR SD PR SD SD SD SD PR SD SD SD SD SD PR SD SD SD SD SD PR SD PR SD SD SD SD SD SD SD SD SD SD SD SD PR SD PD PD PD PD PD PD NA NA NA NA NA 0 1 2 3 4 5 7 8 9 10 11 13 14 15 16 17 19 206 12 18 Individual patient time on treatment shows sustained disease control in heavily pre-treated patients 2 lines of prior therapy 3 or more lines of prior therapy Durable responder Response start Response end Progressive disease Patient died Patient censored Ongoing progression free patient Prior Treatment Status:

38 INBRX-109Phase 1/2 colorectal adenocarcinoma in combination with FOLFIRI Data cutoff: April 10, 2026. PD, progressive disease; PR, partial response; a Per RECIST v1.1 20% target lesion growth indicates progressive disease. b Per RECIST v1.1 30% shrinkage of target lesions indicates a partial response. contingent on the status of the non-target lesions and the presence of new lesions. 25 -3 -3 -6 -14 -16 -17 -25 -28 -31 -53 -54 32 26 22 17 11 5 5 -3 -3 -4 -7 -10 -11 -15 -16 -21 -21 -22 -23 -31 -31 -34 -37 -44 -76 -100 PDa PRb -100 -80 -60 -40 -20 0 20 40 Ch an ge fr om B as el in e, % 2 lines of prior therapy 3 or more lines of prior therapy Benchmarks ORR (%) Lonsurf + bev (SUNLIGHT, 2023) 6.1 regorafenib (CORRECT, 2013) 1.0 fruquintinib (FRESCO-2, 2023) 1.5 Prior Treatment Status: 20% Objective Response Rate

CRC expansion cohorts: open and enrolling

COMBINATION (n=270)

Part 3: dose expansion
Ozekibart + chemotherapy ONGOING

CURRENTLY ENROLLING

C4
Colorectal adenocarcinoma
Age ≥18 to <85 years

C4e (n≈30)

Colorectal adenocarcinoma (LA/M, unresectable, R/R)
- Patients with no prior exposure to IRI-based regimen
- 1 prior line of systemic therapy

Regimen: Ozekibart + FOLFIRI + bevacizumab

C4f (n≈30)

Colorectal adenocarcinoma (LA/M, unresectable, R/R)
- Patients with no prior exposure to FTD/TPI
- 2-3 prior lines of systemic therapy

Regimen: Ozekibart + FTD/TPI + bevacizumab

Cohort	N	Regimen	Population	Rationale
C4e	30	109+ FOLFIRI	2L+, No prior IRI-containing regimen	Provide safety data in combination with Bev and additional activity data on a IRI naïve populations
C4f	30	109 + Lonsurf + Bev	3L+ no prior exposure to Lonsurf	Efficacy signal w 3-4L with Lonsurf+Bev (opening opportunity for expanding to Ph3 in late setting)

2L, second line; 3L, third line; FOLFIRI, fluorouracil, leucovorin, and irinotecan; FTD/TPI, trifluridine-tipiracil; IRI, irinotecan; LA/M, locally advanced/metastatic; R/R, relapsed or refractory; TMZ, temozolomide.

39

Ongoing phase 1/2 trial in Ewing sarcoma in combination with IRI/TMZ

INBRX-109

Key inclusion criteria

- LA/M, unresectable, R/R EWS
- Aged ≥12 to <85 years
- *EWSR1-FLI1, -ERG or -FEV* rearrangement
- 1-2 prior lines of chemotherapy in metastatic setting
- Prior IRI + TMZ allowed

EWS 2-3L with IRI/TMZ

N=50

Ozekibart 3 mg/kg + IRI 50 mg/m^2/day + TMZ 100 mg/m^2/day

Expected outcomes with current SoC

Treatment	Study Type	ORR (%)	PFS (months)
Irinotecan + Temozolomide	**Phase 2 / single-arm**	**~15–30**	**3–4**
HD Ifosfamide	**Phase 2 / rEECur**	**~20–25**	**5.7**

INHIBRx 40

41 INBRX-109 PD PR -100 -80 -60 -40 -20 0 20 40 60 80 100 Ch an ge fr om B as el in e, % Yes Updated data from expansion cohort: Ewing sarcoma in combination with IRI/TMZ Data cutoff: January 15, 2026, as presented at the ESMO Sarcoma and Rare Cancers Annual Congress. PD, progressive disease; PR, partial response; ORR, objective response rate; DCR, disease control rate. Safety: well-tolerated with the most common adverse events were diarrhea, nausea, anemia, and fatigue, all consistent with the known safety profile of IRI/TMZ. Recruitment ongoing 39 patients dosed with 31 patients currently evaluable for response: Prior IRI/TMZ Treatment (N=31) 87.1% Disease control rate was 87.1%, or 27 out of 31 patients, as measured by RECISTv1.1 64.5% Objective response rate was 64.5%, or 20 out of 31 patients, as measured by RECISTv1.1

Sarcomas offer a blockbuster $1B+ revenue opportunity; CRC offers a franchise-defining opportunity

INBRX-109

	Sarcomas		CRC	
	1L Conventional Chondrosarcoma	2L+ Ewing Sarcoma	1L	3L
US Epidemiology Estimates	Unresectable/metastatic **200 – 400** Newly diagnosed **2,000 – 3,000** Prevalent at launch	**200 – 400** Newly diagnosed **2,000 – 3,000** Prevalent at launch	**75,000**	**20,000**
Valuation Drivers	• High share and no competition • Ultra rare oncology pricing • Long duration in cCS due to lack of available 2L options		• High share with limited competition in all-comers population • Premium oncology pricing • Very long 1L duration due to maintenance post chemo	
WW Product Sales Potential	**$500M +**	**$500M +**	**$10B+**	**$4.5B+**

Epidemiology based on SEER, SEER Explorer, and CancerMPact

INHIBRX

42

P R OP R IE TAR Y AN D C ON FID E N TI A L; N OT FOR D IS TR IB U TION 109 Appendix

44 INBRX-109 0 7 14 21 28 35 42 49 0 20 40 60 80 100 0 20 40 60 80 100 0 7 14 21 28 35 42 49 56 63 70 77 84 0 20 40 60 80 100 y Ozekibart exhibits anti-tumor activity in GBM models as monotherapy and in combination with TMZ *In collaboration with Jann Sarkaria, M.D., Mayo Clinic • In all tested intracranial PDX tumor mouse models, ozekibart monotherapy significantly enhanced survival • In 2 of 3 PDX models, combination treatment with ozekibart and TMZ led to a greater survival benefit than TMZ alone • Combination treatment with ozekibart and temozolomide (TMZ) induced greater in vitro cell death than TMZ alone for a majority of GBM cell lines tested (n=31) • In the intracranial U-87 MG tumor mouse model, combination treatment demonstrated superior tumor control and enhanced survival compared to TMZ alone Intracranial GBM44 Survival analysis Intracranial GBM38 Survival analysis Intracranial GBM39 Survival analysis *p = 0.002, INBRX-109 vs vehicle ** p – 0.004, combo vs TMZ *p = 0.03, INBRX-109 vs vehicle ** p – 0.01, combo vs TMZ *p = 0.009, INBRX-109 vs vehicle Pr ob ab ili ty o f S ur vi va l Pr ob ab ili ty o f S ur vi va l Pr ob ab ili ty o f S ur vi va l Study Day Study DayStudy Day Median Survival (d) Treatment GBM38 GBM39 GBM44 Vehicle 17 22 42 INBRX-109 25 33 58 TMZ 33 n.d. 39 Combo 42 n.d. 74 0 2 4 6 8 10 12 7.4 1.1 0 7 14 21 28 35 42 49 56 63 70 77 0 20 40 60 80 100 Vehicle INBRX-1 TMZ INBRX-1 -25 0 25 50 75 100 0 20 40 60 80 [TMZ] (∝M) In vitro cytotoxicity GBM cell lines In vitro cytotoxicity U-87 MG INBRX-109 only (1nM) Intracranial U-87 MG Survival analysis Intracranial U-87 MG Survival analysis % c el l d ea th % c el l d ea th Pr ob ab ili ty o f S ur vi va l Fo ld c ha ng e fr om b as el in e Study Day TMZ + 1 nM INBRX-109 TMZ INBRX-109 Vehicle INBRX-109 + TMZ TMZ Human GBM cell line models Human GBM patient-derived xenograft (PDX) models*

Investor Relations: KELLY DECK, CPA CFO 11025 N. Torrey Pines Road Suite 140 La Jolla, CA 92037 858.795.4260 ir@inhibrx.com